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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) AUGUST 10, 2005
                                                 --------------

                              WCI COMMUNITIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       001-31255                                         59-2857021
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(Commission File Number)                       (IRS Employer Identification No.)


24301 WALDEN CENTER DRIVE, BONITA SPRINGS, FL                        34134
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  239-947-2600
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

On August 10, 2005, WCI Communities, Inc. ("WCI") issued a press release, dated August 9, 2005, reporting that on August 9, 2005 its Board of Directors authorized the repurchase, from time to time, of up to 1 million shares of its common stock. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

  99.1            Press release dated August 9, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WCI COMMUNITIES, INC.



                                         By:    /s/ James D. Cullen
                                                --------------------------------
                                                Name:   James D. Cullen
                                                Title:  Vice President

Date:  August 10, 2005